UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): April 06, 2001.



                           Thaon Communications, Inc.
     -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
     -----------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

               0-30583                                87-0622329
        ----------------------                -----------------------------
       (Commission File Number)           (IRS Employer Identification No.)

        1543 West Olympic Boulevard, Sixth Floor, Los Angeles, Ca. 90015
    ------------------------------------------------------------------------
         (Address of principal executive offices)         (Zip Code)

                                 (213) 252-7050
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                        ---------------------------------
                     (Registrant's Former name and address)

The Registrant has previously filed its Current Report on Form 8-K, dated April 18, 2001 (pertaining to the acquisition of 100% of the issued and outstanding shares of Legal Broadcast Company in exchange of 1,000,000 shares of series B convertible preferred stock. Without certain financial information required by
Item 7 of such Form 8-K. The Registrant hereby amends the Current Report on Form 8-K to file such financial information. Item 7, subparagraph (a) of the Report dated February 7, 2001, is hereby amended to read as follows:

ITEM 7.  FINANCIAL   STATEMENTS  OF  LEGAL  BROADCAST  COMPANY  AND,  PRO  FORMA
         FINANCIAL INFORMATION OF COMBINED ENTITY.

(a)                          Report of Kabani & Company, Inc.
                             Independent Public Accountants.

(b) (audited)                Balance Sheet as of December 31, 2000

                             Statement of Operations for the year ended December 31, 2000

                             Statement of Shareholders' deficit for the Years ended December 31, 2000.

                             Statement of Cash Flows for the year ended December 31, 2000.

                             Notes to Financial Statements for 2000.

(c) (Unaudited)              Balance Sheet as of March 31, 2001(unaudited).

                             Statement of Operations for the period ended March 31,2001(unaudited).

                             Statement of Shareholders' deficit for the period ended March 31, 2001(unaudited).

                             Statement of Cash Flows for the period ended March 31, 2001(unaudited).

                             Notes to unaudited Financial Statements for the period ended March 31, 2001.

(d) Pro-forma                Unaudited  Pro-forma  statements  derived  from the
                             audited consolidated  financial statements of Thaon
                             Communication, Inc. for the year ended December 31, 2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 21, 2001               THAON COMMUNICATIONS, INC.


                                   By: /s/ Robert S. McNeill
                                   -------------------------
                                           Robert S. McNeill